UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2007

CARRINGTON LABORATORIES, INC.
Exact name of Registrant as specified in its charter)

Texas	0-11997	75-1435663

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

2001 Walnut Hill Lane
Irving, Texas	75038

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 518-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On May 15, 2007, the Registrant issued a press release reporting its financial results for the quarter ended March 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and will be published on the Registrant's website at www.carringtonlabs.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached exhibit is deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act.

EXHIBIT
NUMBER        DESCRIPTION

   99.1                Press release dated May 15, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARRINGTON LABORATORIES, INC.

Date: May 15, 2007	By:	/s/ Carlton E. Turner
Carlton E. Turner, Ph.D., D.Sc.
President and Chief Executive Officer

INDEX TO EXHIBITS
Exhibit Number	Description

99.1	Press Release dated May 15, 2007.